EXHIBIT 10.2

POST-CLOSING CASH

CONSIDERATION CONVERSION AGREEMENT

This Post-Closing Cash Consideration Conversion Agreement (this “Agreement”) dated and effective April 9, 2025 (the “Effective Date”), is by and between, Golden Matrix Group, Inc., a Nevada corporation (the “Company”), and Zoran Milošević, an individual (“Milošević”); and Snežana Božović, an individual (“Božović”, and each of Božović, and Milošević, each a “Creditor” and collectively the “Creditors”), each a “Party” and collectively the “Parties”.

W I T N E S S E T H:

WHEREAS, as of the date of this Agreement, the Company owes Milošević $250,000 and Božović $125,000 of 12 Month Non-Contingent Post-Closing Cash Consideration (as defined in the SPA)(collectively, the “Non-Contingent Cash Consideration”) pursuant to that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, as amended by a (i) First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 and effective June 27, 2023; (ii) Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated January 22, 2024; (iii) Third Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated April 4, 2024 and effective April 1, 2023; (iv) Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated June 17, 2024, and effective as of April 9, 2024; (v) Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated October 1, 2024; and (vi) Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated on or around the date hereof (as amended, the “SPA” or “Purchase Agreement”);

WHEREAS, the Creditors and the Company desire to provide for the payment of a portion of the Non-Contingent Cash Consideration in shares of the Company’s restricted common stock, pursuant to the terms and conditions of this Agreement set forth below (the “Conversion”); and

WHEREAS, the Company and the Creditors desire to set forth in writing herein the terms and conditions of their agreement and understanding concerning Conversion.

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 1 of 8

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto agree as follows:

1. Consideration.

(a) Effective on the Effective Date, and in consideration and in full satisfaction of:

(i) $100,000 of Non-Contingent Cash Consideration owed by the Company to Milošević under the Purchase Agreement (the “Milošević Converted Amount”), the Company shall issue Milošević that number of restricted shares of common stock of the Company as equals (i) the Milošević Converted Amount, divided by (ii) the Milošević and Božović Conversion Price (as defined below), rounded to the nearest whole share (the “Milošević Shares”); and

(ii) $25,000 of Non-Contingent Cash Consideration owed by the Company to Božović (the “Božović Converted Amount”, and together with the Milošević Converted Amount, the “Converted Amount”), the Company shall issue Božović that number of restricted shares of common stock of the Company as equals (i) the Božović Converted Amount, divided by (ii) the Milošević and Božović Conversion Price (as defined below), rounded to the nearest whole share (the “Božović Shares”, and together with the Milošević Shares, the “Shares”).

(b) The Shares shall be issued in book-entry/non-certificated form.

(c) For the purposes of this Agreement, “Milošević and Božović Conversion Price” means the greater of (i) $2.00; and (ii) the lowest price per share of common stock which would not, under applicable rules of the Nasdaq Capital Market, require stockholder approval for such issuance of common stock in connection with the Conversion.

2. Full Satisfaction.

Each of the Creditors agree that they are accepting the Shares in full satisfaction of all amounts owed under, and in connection with, their applicable Converted Amount, which is being converted into the Shares as described above and that as such, Creditors will no longer have any rights of repayment against the Company as to the amounts owed in connection with their applicable Converted Amount which is being converted into the Shares according to this Agreement.

3. Mutual Representations, Covenants and Warranties.

(a) The Parties have all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The Parties have duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery of this Agreement by the Parties hereto and thereto, this Agreement constitutes, the legal, valid and binding obligation of the Parties enforceable against each Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and general equitable principles.

Post-Closing Cash Consideration Conversion Agreement

 Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

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(b) The execution and delivery by the Parties of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any law; or (b) constitute a breach or violation of any provision contained in the document(s) regarding organization and/or management of the Parties, if applicable; or (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which the Company or the Creditors are a party or by which the Company or the Creditors are bound or affected.

(c) The Parties hereby covenant that they will, whenever and as reasonably requested by another Party hereto, at such acting Party’s reasonable cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as such Party may reasonably require in order to complete, insure and perfect the transactions contemplated herein.

(d) Any individual executing this Agreement on behalf of a Party has the authority to act on behalf of such Party and has been duly and properly authorized to sign this Agreement on behalf of such Party.

4. Representations of the Creditors.

Each Creditor represents to the Company that:

(a) The Creditor is acquiring the applicable Shares for his/her own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act,” or the “Act”) in a manner which would require registration under the Securities Act or any state securities laws. Creditor can bear the economic risk of investment in the applicable Shares, has knowledge and experience in financial business matters, is capable of bearing and managing the risk of investment in the applicable Shares and is an “accredited investor” as defined in Regulation D under the Securities Act. Creditor recognizes that the applicable Shares are not registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the applicable Shares is registered under the Securities Act or unless an exemption from registration is available.

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 3 of 8

(b) The Creditor has carefully considered and has, to the extent he/she believes such discussion necessary, discussed with his/her professional, legal, tax and financial advisors, the suitability of an investment in the applicable Shares for his/her particular tax and financial situation and his/her respective advisers, if such advisors were deemed necessary, have determined that the applicable Shares are a suitable investment for him/her. Creditor has not been offered the applicable Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Creditor’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Creditor has had an opportunity to ask questions of and receive satisfactory answers from Company, or persons acting on behalf of the Company, concerning the terms and conditions of the Shares and Company, and all such questions have been answered to the full satisfaction of Creditor. Neither Company, nor any other party, has supplied Creditor any information regarding the Shares or an investment in the Shares other than as contained in this Agreement, and Creditor is relying on his/her own investigation and evaluation of Company and the Shares and not on any other information.

(c) The Creditor understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Shares in substantially the following form:

‘‘THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.’’

(d) The Creditor hereby covenants that he/she will, whenever and as reasonably requested by the Company and at Creditor’s reasonable cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Company may reasonably require in order to complete, insure and perfect the transactions contemplated herein.

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 4 of 8

(e) The Creditor acknowledges that he/she is a sophisticated investor capable of assessing and assuming investment risks with respect to securities, including the Shares, and further acknowledges that the Company is entering into this Agreement with the Creditor in reliance on this acknowledgment and with Creditor’s understanding, acknowledgment and agreement that the Company is privy to material non-public information regarding the Company (collectively, the “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as Creditor, when making investment disposition decisions, including the decision to enter into this Agreement, and Creditor’s decision to enter into the Agreement is being made with full recognition and acknowledgment that the Company is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to Creditor. Creditor hereby waives any claim, or potential claim, he/she has or may have against the Company relating to the Company’s possession of Non-Public Information. Creditor has specifically requested that the Company not provide it with any Non-Public Information. Creditor understands and acknowledges that the Company would not enter into this Agreement in the absence of the representations and warranties set forth in this paragraph, and that these representations and warranties are a fundamental inducement to the Company in entering into this Agreement.

(f) The Creditor and each of their Affiliates (as defined in the SPA) are not in default in any of their material obligations, covenants or representations under the SPA, any of the Transaction Documents (as defined in the SPA), or any other agreement with the Company beyond any applicable cure periods therein.

(g) The obligations of each Creditor under this Agreement are several and not joint with the obligations of any other Creditor, and no Creditor shall be responsible in any way for the performance or non-performance of the obligations of any other Creditor under this Agreement. Nothing contained herein, and no action taken by any Creditor pursuant hereto, shall be deemed to constitute the Creditors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Creditors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, and each Creditor has conducted its own diligence review. Each Creditor shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Creditor to be joined as an additional party in any proceeding for such purpose, subject in each case to the terms and conditions hereof. Each Creditor has been been provided the opportunity to be represented by its own separate legal counsel in its review and negotiation of this Agreement.

5. Miscellaneous.

(a) Assignment. All of the terms, provisions, and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 5 of 8

(b) Applicable Law. This Agreement shall be construed under and governed by the laws of the State of Nevada, excluding any provision which would require the use of the laws of any other jurisdiction.

(c) Entire Agreement, Amendments, and Waivers. This Agreement constitutes the entire agreement of the Parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent of such Party.

(d) Headings; Gender. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

(e) Binding Effect. This Agreement shall be binding on the Company and Creditor only upon execution of this Agreement by all Parties hereto. Upon such execution by all Parties hereto, this Agreement shall be binding on and inure to the benefit of each of the Parties and their respective heirs, successors, assigns, directors, officers, agents, employees, and personal representatives.

(f) Severability. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g) Arm’s Length Negotiations. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions, and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 6 of 8

(h) Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re- execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 7 of 8

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

“COMPANY”

Golden Matrix Group, Inc.

By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

“CREDITORS”

By:	/s/ Zoran Milošević
Name:	Zoran Milošević

By:	/s/ Snežana Božović
Name:	Snežana Božović

Post-Closing Cash Consideration Conversion Agreement

Golden Matrix Group, Inc. and

Zoran Milošević, and Snežana Božović

Page 8 of 8